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                                                                      Exhibit 10



               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Post-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-31116) pertaining to the First Penn-Pacific Variable Life Insurance Separate Account, and to the use therein of our report dated March 15, 2000, with respect to the statutory-basis financial statements of First Penn-Pacific Life Insurance Company.

/s/Ernst & Young LLP

Fort Wayne, Indiana
December 12, 2000